UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
May 13, 2013

TECHE HOLDING COMPANY
(Exact name of Registrant as specified in its Charter)

Louisiana	1-13712	72-1287456
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1120 Jefferson Terrace, New Iberia Louisiana	70560
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(337) 560-7151

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act
☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐           Pre-commencement to communications pursuant to Rule 13e-4(c) under the Exchange Act

Section 7 – Regulation FD

Item 7.01.	Regulation FD Disclosure

On May 13, 2013, the Registrant filed a presentation that Mr. Patrick Little, President and Chief Executive Officer of the Registrant and other officers of the Registrant will make on May 14, 2013 at the Gulf South Bank Conference held in New Orleans, Louisiana.  A copy of the presentation is furnished herewith as Exhibit 99.

Section 9 –Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(d)          Exhibits:

Exhibit 99 – Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

TECHE HOLDING COMPANY
/s/ J.L. Chauvin
Date: May 13, 2013	By:	J. L. Chauvin Senior Vice President, Treasurer and Chief Financial Officer